EXHIBIT 24

                        POWER OF ATTORNEY


      Each person whose signature appears below constitutes and appoints John Scriven or J. Pedro Reinhard, acting severally, as his or her attorney-in-fact and agent, to sign any registration statement on Form S-8 and any or all amendments (including post-effective amendments) to such registration statement in connection with the 1998 Non-Employee Directors' Stock Incentive Plan of The Dow Chemical Company, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorney-in-fact and agent full power and authority to perform any act in connection with any of the foregoing as fully to all intents and purposes as he or she might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. Each attorney-in-fact and agent is hereby granted full power of substitution and revocation with respect hereto.

SIGNATURE                TITLE                 DATE


/s/A. A. ALLEMANG      Director and Vice        February 12,
                       President                1998
A. A. Allemang

/s/J. K. BARTON        Director                 February 12,
                                                1998
J. K. Barton

/s/D. T. BUZZELLI      Director                 February 12,
                                                1998
D. T. Buzzelli

/s/A. J. CARBONE       Director and Executive   February 12,
                                                1998
A. J. Carbone          Vice President

/s/F. P. CORSON        Director and Vice        February 12,
                       President                1998
F. P. Corson

/s/J. C. DANFORTH      Director                 February 12,
                                                1998
J. C. Danforth

/s/W. D. DAVIS         Director                 February 12,
                                                1998
W. D. Davis

/s/M. L. DOW           Director                 February 12,
                                                1998
M. L. Dow


/s/J. L. DOWNEY        Director                 February 12,
                                                1998
J. L. Downey

/s/E. C. FALLA         Director and             February 12,
                                                1998
E. C. Falla            Senior Consultant

/s/B. H. FRANKLIN      Director                 February 12,
                                                1998
B. H. Franklin

/s/A. D. GILMOUR       Director                 February 12,
                                                1998
A. D. Gilmour

/s/G. M. LYNCH         Vice President and       February 12,
                       Controller               1998
G. M. Lynch

/s/M. D. PARKER        Director and Executive   February 12,
                                                1998
M. D. Parker           Vice President

/s/F. P. POPOFF        Director and Chairman    February 12,
                       of the                   1998
F. P. Popoff           Board

/s/J. P. REINHARD      Director, Executive Vice February 12,
                                                1998
J. P. Reinhard         President and
                       Chief Financial Officer

/s/H. T. SHAPIRO       Director                 February 12,
                                                1998
H. T. Shapiro

/s/W. S. STAVROPOULOS  Director, President and  February 12,
                                                1998
W. S. Stavropoulos     Chief Executive Officer

/s/P. G. STERN         Director                 February 12,
                                                1998
P. G. Stern